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                                                       SCHEDULE TO EXHIBIT 10.22


                         MORRISON KNUDSEN CORPORATION

                          INDEMNIFICATION AGREEMENTS


               Name                             Date of Agreement
               ----                             -----------------

         David H. Batchelder                    September 12, 1996
         Douglas L. Brigham                     September 12, 1996
         Anthony S. Cleberg                     May 5, 1997
         Frank S. Finlayson                     July 29, 1997
         Stephen G. Hanks                       September 12, 1996
         Alvia L. Henderson                     September 12, 1996
         Leonard R. Judd                        September 12, 1996
         Roger J. Ludlam                        February 1, 1999
         Robert S. Miller, Jr.                  September 12, 1996
         Dorn Parkinson                         September 12, 1996
         Richard D. Parry                       September 12, 1996
         Terry W. Payne                         September 12, 1996
         John D. Roach                          September 12, 1996
         Jonathan M. Robertson                  September 12, 1996
         Lisa H. Ross                           September 12, 1996
         Charles W. Simpson                     September 12, 1996
         Craig G. Taylor                        April 10, 1997
         Robert A. Tinstman                     September 12, 1996
         Dennis R. Washington                   September 12, 1996
         Thomas H. Zarges                       September 12, 1996